UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2023

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	INTEU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2023, Integral Acquisition Corporation 1 (the “Company”) issued a promissory note (the “Note”) in the aggregate principal amount of up to $1,500,000 to Integral Sponsor LLC, the Company’s sponsor (the “Payee”). The Note was issued in connection with advances the Payee has made, and may make in the future, to the Company for working capital expenses. The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company consummates its initial business combination (“Business Combination”) and (ii) the date that the winding up of the Company is effective. At the election of the Payee, all or a portion of the unpaid principal amount of the Note may be converted into that number of warrants of the Company, each whole warrant exercisable for one share of Class A common stock of the Company upon the consummation of a Business Combination (the “Conversion Warrants”), equal to: (x) the portion of the principal amount of the Note being converted, divided by (y) $1.00, rounded up to the nearest whole number of warrants. The Conversion Warrants shall be identical to the warrants issued by the Company to its sponsor in a private placement in connection with the Company’s initial public offering. The Conversion Warrants and the underlying shares of Class A common stock of the Company are entitled to the registration rights set forth in the Note.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note dated July 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Acquisition Corporation 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer

Dated: July 10, 2023